UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 27, 2006

                           SAFETEK INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                        33-22175             75-2226896
           --------                        --------             ----------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

                                 23 Aminadav St.
                             Tel Aviv, Israel, 67898

                    (Address of principal executive offices)

                                 +972-3-561-3465
              (Registrant's Telephone Number, Including Area Code)

               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Section 8 - Other Events

Item 8.01 Other Events.

As previously disclosed, on August 10, 2005, Safetek International, Inc. (the "Registrant") and Serapis Technologies Inc., a Delaware corporation, and its subsidiary, Serapis Biotech Ltd. (collectively referred to as "Serapis"), entered into a Term Sheet pursuant to which the Registrant would, at closing, purchase from Serapis its intellectual property relating to chemical compounds designed to affect membrane receptor activity. Serapis agreed to an exclusivity period until September 30, 2005. The terms and conditions of the term sheet are more fully discussed in the Registrant's Form 8-K, dated August 10, 2005 and filed with the Securities and Exchange Commission on August 11, 2005.

As previously disclosed, on December 1, 2005, the Registrant and Serapis entered into a letter agreement (the "Letter Agreement") extending the date by which a definitive agreement must be agreed to until May 31, 2006. Pursuant to the Letter Agreement, the Registrant is entitled to purchase from Serapis certain biological materials at prices specified therein. Pursuant to the Letter Agreement, the Registrant also agreed to loan to Serapis $30,000. If a definitive agreement is not signed by the Registrant and Serapis on or before May 31, 2006, then the amounts loaned shall be repaid to the Registrant upon its request. The terms and conditions of the Letter Agreement are more fully discussed in the Registrant's Form 8-K, dated December 1, 2005 and filed with the Securities and Exchange Commission on December 5, 2005.

On March 27, 2006 the Registrant, through its subsidiary, Oriens Life Sciences Ltd., exercised its right under the Letter Agreement to purchase from Serapis certain biological materials for the development of assays. With these biological materials, the Registrant intends to develop a technology that will assist and accelerate the identification of new generation of lead compounds stimulating the activity of muscarinic receptors, for the development of new therapies for variety of diseases such as Alzheimer's disease, glaucoma, and over active bladder. The purchase price paid by the Registrant to Serapis for the purchase of such biological materials was $100,000. The purchase price was paid by the forgiveness of $29,906 of debt owed to the Registrant from Serapis, and the balance of to be paid to Serapis in twelve equal and consecutive monthly installments, commencing on the date the letter agreement was signed.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired. Not Applicable
(b) Pro forma financial information. Not Applicable
(c) Exhibits

Exhibit 10.4 Amendment, dated March 27, 2006, between the Registrant and Serapis Technologies Inc


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 27, 2006

                                          SAFETEK INTERNATIONAL, INC.
                                          (Registrant)

                                          By:    /s/ Amnon Presler
                                                 ------------------------
                                          Name:  Amnon Presler
                                          Title: Chief Executive Officer



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